Exhibit 10.1 CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE OMITTED INFORMATION AS PRIVATE OR CONFIDENTIAL, AND SUCH INFORMATION IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [****]. AMENDMENT #1 TO DISTRIBUTION AGREEMENT This Amendment #1 to Distribution Agreement (this “Amendment”) is made effective as of March 23 , 2024, to the Distribution Agreement dated August 1, 2022 (the “Agreement”), by and between Celsius Holdings, Inc., a Nevada corporation (“Company”), located at 2424 N Federal Hwy, Suite 208, Boca Raton, FL 33431, and PepsiCo, Inc., a North Carolina corporation (“Distributor”), with offices located at 700 Anderson Hill Road, Purchase, NY 10577. Company and Distributor shall sometimes be referred to hereinafter individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein but not herein defined have the meanings assigned to such terms in the Agreement. WHEREAS, the Parties have entered into the Agreement; and WHEREAS, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: R E C I T A L S 1. Incentive Program: The Parties have agreed to implement an incentive program in the Territory as described and on the terms and conditions set forth herein (the “Incentive Program”). A. Purpose of the Incentive Program. The purpose of the Incentive Program is to incentivize and compensate Distributor for its adherence to the obligations stated herein to support the Licensed Products in the Territory on the terms and conditions contained herein, whereby Company agrees to increase Distributor’s average targeted margin on the sale of Licensed Products for all accounts (other than [****] ) [****] as described herein. B. Term and Termination of Incentive Program. (i) Term: The Incentive Program will take effect beginning on January 1, 2024 and continue during the Term of the Agreement until terminated as set forth herein or as otherwise mutually agreed upon to terminate the Incentive Program (the “Incentive Program Term”). (ii) Termination: Beginning [****], either Party may terminate, without penalty, the Incentive Program and this Amendment by providing the other Party with [****] months’ prior written notice of termination, but only if such termination is due to: (a) The Licensed Product’s [****] of the [****] category for a [****] period; 2 or (b) Distributor [****]. Related to the above (a) and (b) triggers, the Parties agree in good faith to provide notice of termination to the other Party in as timely a manner as possible to avoid [****]. In addition, Distributor may terminate, without penalty, the Incentive Program and this Amendment by providing Company with [****] advance written notice in the event that [****]. Upon a termination of the Incentive Program, all amounts due and owing to Distributor or Company under the Incentive Program prior to termination shall be paid or credited to Distributor or Company, as the case may be, within [****] of the termination of the Incentive Program. C. [****] Mechanics of Incentive Program. (i) Case [****]: On all Cases of Licensed Products sold by Distributor and Subdistributors that are [****] (the “Subdistributor Parties”) to accounts [****], Company agrees to [****] for Licensed Product according to the following table (“[****]”)1: Timing Amount [****] [****] [****] [****] [****] [****] [****] * *In the event that Company [****] to Distributor or Subdistributor Parties from [****] of the Agreement, then [****]. Notwithstanding the foregoing or anything to the contrary in this Amendment or the Agreement, the [****] is not meant to change [****] set forth in Schedule 6 or the [****] set forth in Schedule 8 of the Agreement, nor is it meant to change [****]. Accordingly, Schedule 6 and Schedule 8 shall continue to apply, mutatis mutandis unless those Schedules are amended by the mutual agreement of the Parties. (ii) Adjustment to [****] Activity: During the Incentive Program Term, if promotional activity of [****] results in [****] products being [****] during certain time periods described below, then [****] Company to Distributor under the Incentive Program will [****] for any such period as stated below. Accordingly, during the Incentive Program Term, each [****] will be reviewed individually by the Parties within the [****] and in each of Distributor’s [****]. For the [****] by applicable package size of [****] products will be reviewed every [****] period. For the [****] by applicable package size [****] products will be reviewed every [****] period. In each case, if reported [****] by applicable 1 An equitable adjustment will be made to [****]. 3 package size of [****] products of [****] as compared to the same time period in the year prior, then Company shall be permitted to [****]. Company must use [****]. [****] Decrease [****] Adjustment in [****] [****] [****] [****] [****] [****] [****] [****] [****] (iii) Example of [****]: (iv) Mechanics/Process for Delivering [****]: Any [****] shall be delivered by Company to Distributor and Subdistributor Parties in the form [****] and shall be reconciled as part of the Parties’ existing [****] reconciliation process. (v) [****] D. Incentive Program Distributor Execution Elements: During the Incentive Program Term, Distributor agrees to the following execution elements as part of the Incentive Program as applicable to Distributor and each of the Subdistributor Parties. (i) Licensed Product [****]. (ii) Period Priorities: [****]. (iii) Inventory [****] (iv) [****] Distributor Warehouses: [****]. (v) Licensed Products Inventory Levels: [****]. E. Non-Compete Provision Adjustment: (i) During the Incentive Program Term, the Parties agree to [****] to the Energy Drinks listed in Section 2.4(c) of the Agreement. Accordingly, Section 2.4(c) of the Agreement shall read in its entirety as follows: “(c) During the Term, neither Distributor nor any of its Affiliates will sell or distribute within the [****] any Energy Drinks under the following trademarks: [****]. In addition, during the Incentive Program Term, neither Distributor nor any of its Affiliates will sell or distribute within the Territory any [****] under [****] trademark.” (ii) During the Incentive Program Term, the Parties agree to extend the duration of Section 2.4(e) of the Agreement through [****]. Accordingly, Section 2.4(e) of the Agreement shall read in its entirety as follows during the Incentive Program Term: 4 “(e) From the beginning of the Term until [****], Distributor for itself and on behalf of its Affiliates agrees that it and they will not launch or distribute in [****] any [****]” (iii) During the Incentive Program Term, the Parties agree to expand the permitted exclusions in the definition of [****] to include [****] products. Accordingly, the definition [****] in the “Certain Definitions” section of the Agreement shall read in its entirety as follows during the Incentive Program Term: “New [****] Drink” means any [****] brand primarily marketed or advertised as a [****], expressly excluding [****]” (iv) For the avoidance of doubt, the remaining terms and conditions in Section 2.4 remain in full force and effect during the Incentive Program Term. 2. Assertion of Breach of Incentive Program: A. Escalation Procedures for Alleged Violations of Incentive Program: Any allegation by either Party of a breach of any term of the Incentive Program shall be subject, mutatis mutandis, to the requirements of the Escalation Procedure as described in Section 5.3(c) of the Agreement. B. Breach of Incentive Program: Any substantiated or uncured material breach of any provision of the Incentive Program or this Amendment shall constitute a breach of the Incentive Program only and will not be considered a breach of the Agreement and cannot be used to terminate the Agreement. Further, any substantiated or uncured material breach of any provision of the Incentive Program or this Amendment by any of the [****] shall constitute a breach of the Incentive Program by that [****] only and because of such substantiated breach, the [****] will lose its ability to [****] for so long as the material breach remains uncured. The substantiated or uncured breach of any provision of the Incentive Program or this Amendment by any of the [****] shall not be used to [****] nor shall such [****] breach be used by Company to assert a breach of the Agreement by Distributor. Further, any substantiated or uncured material breach of any provision of the Incentive Program or this Amendment by any of the Subdistributor Parties shall constitute a breach of the Incentive Program by that Subdistributor Party only and because of such breach, the Subdistributor Party at fault will lose it ability to participate in the Incentive Program for so long as the material breach remains uncured. The substantiated or uncured breach of any provision of the Incentive Program or this Amendment by any of the Subdistributor Parties shall not be used to terminate either the Agreement or the Incentive Program for Distributor nor shall such Subdistributor Party breach be used by Company to assert a breach of the Agreement by Distributor. As used herein, a Party will be deemed to have materially breached the terms of the Incentive Program or this Amendment if it fails to perform in a material way any of the obligations applicable to it hereunder, and fails to cure any such breach or failure to perform such material obligations within [****] days after receiving written notice from the other Party stating the nature and character of such breach or failure; provided that, if the breach cannot be corrected within [****] days, the allegedly breaching Party will have that additional time to correct the breach as reasonably required (not to exceed [****] days),

5 provided further that such allegedly breaching Party begins taking the actions necessary to correct the breach during the [****] day cure period and diligently and in good faith pursues those actions to completion. C. Governing Law; Arbitration: The Parties agree that Section 9.10 of the Agreement shall apply, mutatis mutandis, to the Parties’ determination of whether either Party has materially breached the Incentive Program and/or this Amendment, resulting in termination of the Incentive Program and this Amendment. As related to the Incentive Program and/or this Amendment or the termination thereof, neither Party shall be responsible to the other for any damages or losses related to lost profits, indirect, incidental, consequential, exemplary, special or punitive damages. [****]. 3. General: All other terms and conditions of the Agreement not modified or amended by this Amendment will remain in full force and effect. In the event of any express conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control and govern. In the event of any inconsistency or ambiguity between the terms of this Amendment and the terms of the Agreement, the terms of the Agreement shall control and govern. Each reference in the Agreement to “this Distribution Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Agreement in the Channel Transition Agreement, the Certificate of Designation, and the Securities Purchase Agreement, shall mean and be a reference to the Agreement, as modified and amended by this Amendment. New York law shall govern all issues relating to the enforcement, interpretation, validity, and effect of this Amendment, without regard to choice or conflict of laws principles. This Amendment, the Agreement, the Channel Transition Agreement, the Certificate of Designation, and the Securities Purchase Agreement together with any other documents incorporated herein and therein by reference and all related exhibits and schedules, shall constitute the entire agreement between the Parties with respect to the subject matter contained herein and therein and supersede all prior negotiations, agreements and understandings with respect thereto, both written and oral. There are no understandings, agreements, representations, or warranties, expressed or implied, not specified herein regarding this Amendment, the Agreement, the Channel Transition Agreement, the Certificate of Designation or the Securities Purchase Agreement. This Amendment shall be binding upon the Parties and their respective successors and assigns. Except as otherwise provided in the Agreement, no Party may transfer, in whole or in part, directly or indirectly, this Amendment or any of its respective duties, privileges, rights and obligations hereunder. This Amendment may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument. This Amendment may be signed using electronic signatures, and those signatures will have full legal force and effect. IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed by its duly authorized representative as of the date first written above. 6 CELSIUS HOLDINGS, INC. /s/ Jarrod Langhans ____________________________ Name: Jarrod Langhans Title: Chief Financial Officer Date: March 23, 2024 PEPSICO, INC. /s/ Paul Finney ___________________________ Name: Paul Finney Title: SVP, Strategic Partnerships Date: March 23, 2024